Drilling units, machinery and equipment, net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2016	Apr. 28, 2016
Debt Instrument, Collateral	As of June 30, 2016, all of the Company's operating drilling units, apart from the Ocean Rig Paros, have been pledged as collateral to secure the Company's 6.50% senior secured notes due 2017 and term loan B facilities discussed in Note 8.
Ocean Rig Paros
Price per drilling unit		$ 65,000
6.5% Senior Secured Notes
Senior notes interest rate	6.50%